UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

Enviri Corporation

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-03970	23-1483991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Logan Square 100-120 North 18th Street, 17th Floor, Philadelphia, Pennsylvania 19103
(Address of principal executive offices) (Zip Code)

(267) 857-8715

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	NVRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth corporation as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2025, Enviri Corporation, a Delaware corporation (“Enviri” or the “Corporation”), entered into definitive agreements with Veolia Environnement S.A., a French société anonyme (“Buyer”), for the sale of the Corporation’s “Clean Earth” business (the “Clean Earth Business”), including (i) an Agreement and Plan of Merger, dated as of November 20, 2025 (the “Merger Agreement”), by and among the Corporation, CLEH, Inc., a newly formed Delaware corporation and a direct wholly owned subsidiary of the Corporation (“CLEH”), Enviri LLC, a Delaware limited liability company and a direct wholly owned subsidiary of CLEH (“Enviri LLC”), Buyer, and Liberty Merger Sub Inc., a Delaware corporation and wholly owned indirect subsidiary of Buyer (“Merger Sub”), and (ii) a Separation Agreement, dated as of November 20, 2025 (the “Separation Agreement”), by and among the Corporation, CLEH, Buyer, and Enviri II Corporation, a newly formed Delaware corporation and a direct wholly owned subsidiary of the Corporation (“New Enviri”).

Pursuant to the terms of the Merger Agreement and the Separation Agreement, the following series of transactions will occur on the date of the closing (the “Closing Date”) in the order set out below (collectively, the “Transactions”):

(i)

the Corporation will merge (the “Holding Company Merger”) with and into Enviri LLC pursuant to Sections 251(g) and 264 of the Delaware General Corporation Law and Section 18-209 of the Delaware Limited Liability Company Act, with Enviri LLC being the surviving entity of such merger and continuing as a wholly owned direct subsidiary of CLEH and each outstanding share of common stock of Enviri being exchanged on a one-for-one basis into one (1) share of common stock, par value $1.25 per share, of CLEH;

(ii)

CLEH and Enviri will implement a pre-closing reorganization (the “Reorganization”), following which CLEH will hold the Clean Earth Business and own all of the outstanding shares of common stock of New Enviri, which will own all of the equity interests of Enviri LLC, which will, in turn, hold the Harsco Rail and Harsco Environmental businesses of the Corporation (the “New Enviri Business”);

(iii)

CLEH will distribute the New Enviri Business through a taxable distribution of all of the outstanding shares of common stock of New Enviri to the stockholders of CLEH, on a pro rata basis (the “Distribution” and the Distribution, together with the Reorganization, the “Separation”); and

(iv)	immediately after the Separation, Merger Sub will merge with and into CLEH, with CLEH surviving as an indirect wholly owned subsidiary of Buyer (the “Merger”).

The Transactions have been unanimously approved by the Board of Directors of the Corporation (the “Board”).

The Separation Agreement

Separation. The Separation Agreement sets forth the terms and conditions regarding the separation of the New Enviri Business and the Clean Earth Business. The Separation Agreement identifies and provides for the distribution of the Clean Earth Business by Enviri LLC to CLEH and the contribution to New Enviri of all of the equity interests of Enviri LLC, which will hold the New Enviri Business, all as part of the Reorganization as well as the allocation of certain liabilities between CLEH and New Enviri. The Separation Agreement also governs all rights and obligations regarding the distribution by CLEH of the shares of New Enviri common stock to CLEH’s stockholders. Pursuant to the Separation Agreement, the Distribution will be effected by means of a pro rata distribution of all of the shares of New Enviri common stock to CLEH’s stockholders without consideration.

Certain Other Matters. The Separation Agreement also sets forth other agreements between CLEH and New Enviri related to the Reorganization and Distribution, including provisions concerning the termination and settlement of intercompany accounts, certain net debt and working capital adjustments and third-party consents. The Separation Agreement governs certain aspects of the relationship between CLEH and New Enviri following the Distribution, including provisions with respect to release of claims, indemnification, insurance, access to financial and other information and access to and provision of records. The parties have mutual ongoing indemnification obligations following the Distribution with respect to certain liabilities related to the New Enviri Business and the Clean Earth Business, respectively.

Conditions. Consummation of the Separation is subject to the satisfaction or waiver of various customary closing conditions, including: (i) an independent appraisal firm having delivered an opinion to the Board confirming the solvency of Enviri LLC immediately after giving effect to the Reorganization, (ii) the shares of New Enviri common stock having been approved for listing on NYSE, (iii) the satisfaction of the conditions to closing set forth in the Merger Agreement, and (iv) Amendment No. 16 to Third Amended and Restated Credit Agreement, dated as of November 5, 2025, among the Corporation, Bank of America, N.A., as agent, and the lenders party thereto remaining in effect in accordance with its terms.

The foregoing description of the Separation Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Separation Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement

Structure. Under the terms of the Merger Agreement, immediately following the Distribution, Merger Sub will merge with and into CLEH, with CLEH surviving the Merger and becoming a wholly-owned subsidiary of Buyer and pursuant to which each share of CLEH common stock will be converted into the right to receive an amount per share, in cash, determined by the Board (and publicly announced by the Corporation) no later than five (5) business days prior to the Closing Date, not to be less than $14.50 per share and not to exceed $16.50 per share without the consent of Buyer.

Closing Conditions. Consummation of the Merger is subject to the fulfillment (or, to the extent permitted by applicable law, waiver by the Corporation and Buyer) of various customary conditions including, among others: (i) any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act with respect to the Merger having expired or been terminated, (ii) the Holding Company Merger, the Reorganization and the Distribution having been consummated in accordance with the Merger Agreement and the Separation Agreement, (iii) the approval and adoption of the Merger Agreement by the Corporation’s stockholders, (iv) the registration statement to be filed with the Securities and Exchange Commission (“SEC”) for the registration of the shares of New Enviri common stock in connection with the Distribution having become effective, (v) the absence of any law restraining, enjoining or prohibiting the consummation of the Holding Company Merger, the Reorganization, the Distribution or the Merger, (vi) the accuracy of the representations and warranties and the compliance with covenants, subject to certain customary exceptions, and (vii) no material adverse effect having occurred.

Representations, Warranties and Covenants. The parties make certain customary representations and warranties in the Merger Agreement, and each of the parties to the Merger Agreement agree to certain covenants, including the Corporation’s covenant not to take certain actions prior to the closing of the Transactions with respect to the Clean Earth Business without the prior approval of Buyer. The Corporation has also agreed in the Merger Agreement to covenants to not solicit competing transactions.

Termination. The Merger Agreement contains specified termination rights for the Corporation and Buyer, including in the event that the Merger has not been consummated on or prior to August 20, 2026 (subject to an extension to November 20, 2026 in connection with outstanding regulatory approvals). Additionally, the Merger Agreement requires the Corporation to pay Buyer a termination fee of $80 million if the Merger Agreement is terminated under certain circumstances, including the Corporation accepting a Superior Proposal (as defined in the Merger Agreement). The Merger Agreement also provides that Buyer will be required to pay the Corporation a reverse termination fee of $150 million if the Merger Agreement is terminated due to the failure of certain conditions to be satisfied as a result of failure to obtain antitrust clearance.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed herewith as Exhibit 2.2 and is incorporated herein by reference.

The above descriptions of each of the Separation Agreement and the Merger Agreement have been included to provide investors and security holders with information regarding the terms of each of the Separation Agreement and the Merger Agreement. They are not intended to provide any other factual information about the Corporation, CLEH, Enviri LLC, New Enviri, Buyer, Merger Sub and their respective subsidiaries and affiliates, or any of their respective businesses. The Merger Agreement contains representations and warranties that are solely for the benefit of parties thereto. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Merger Agreement as of a specific date. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Therefore, investors and security holders should not treat the representations and warranties as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. They were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement and they are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Corporation, Buyer and their respective subsidiaries that the respective companies include in reports and statements they file with the SEC.

Item 5.02	Departure of Directors or Certain Officers; Election Of Directors; Appointment Of Officers; Compensatory Arrangements of Certain Officers

On November 20, 2025, the Board appointed Russell Hochman to serve as the President and Chief Operating Officer of the Corporation (the “New Roles”). Mr. Hochman will also continue to serve as the General Counsel and Chief Compliance Officer of the Corporation. In connection with his appointment to the New Roles, Mr. Hochman’s base annual salary will be increased to $750,000.

Mr. Hochman is currently the Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary of the Corporation. Since May 2015, Mr. Hochman has led the Corporation’s global legal, compliance, ethics and corporate secretary functions. Mr. Hochman previously served in senior legal roles with Pitney Bowes Inc. and international law firms based in New York. Mr. Hochman holds a J.D. from Albany Law School of Union University and a B.A. from Cornell University. Mr. Hochman’s experience and qualifications, including his expertise in the legal and compliance fields and his decade-long history with the Corporation, were key factors considered by the Board in connection with his appointment.

Item 8.01	Other Events.

On November 21, 2025, the Corporation issued a press release announcing its entry into the transaction agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein

On November 21, 2025, the Corporation posted an investor presentation describing the transactions to its website: https://investors.enviri.com/. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed acquisition of the Clean Earth Business by Buyer and the Corporation’s related spin-off of the New Enviri Business. Forward-looking statements contained herein could include, among other things, statements regarding the anticipated timing of the consummation of the proposed transaction; statements about management’s confidence in and strategies for performance of New Enviri; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan,” “contemplate,” “project,” “target” or other comparable terms.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication including, but not limited to: (1) the occurrence of any event, change, or other circumstance that could give rise to the right of one or multiple of the parties to terminate the definitive agreement between the Corporation and Buyer; (2) the possibility that the transaction does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, including those resulting from the announcement, pendency or completion of the transaction; (4) New Enviri’s ability to successfully enter into new contracts and complete new acquisitions, divestitures, or strategic ventures in the time-frame contemplated or at all; (5) New Enviri’s inability to comply with applicable environmental laws and regulations; (6) New Enviri’s inability to obtain, renew, or maintain compliance with its operating permits or license agreements; (7) New Enviri having a smaller size and more limited resources than the Corporation; (8) the seasonal nature of New Enviri’s business; (9) risks caused by customer concentration, the fixed price and long-term customer contracts, especially those related to complex engineered equipment, and the competitive nature of the industries in which New Enviri will operate; (10) the outcome of any disputes with customers, contractors and subcontractors; (11) the financial condition of New Enviri’s customers, including the ability of customers (especially those that may be highly leveraged or have inadequate liquidity) to maintain their credit availability; (12) higher than expected claims under New Enviri’s insurance policies, or losses that are uninsurable or that exceed existing insurance coverage; (13) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies, changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (14) New Enviri’s ability to attract and effectively retain key management and employees, including due to unanticipated changes to demand for New Enviri’s services, disruptions associated with labor disputes, and increased operating costs associated with union organizations; (15) New Enviri’s inability or failure to protect its intellectual property rights from infringement in one or more of the many countries in which New Enviri will operate; (16) failure to effectively prevent, detect or recover from breaches in New Enviri’s cybersecurity infrastructure; (17) changes in the worldwide business environment in which New Enviri operates, including changes in general economic and industry conditions and cyclical slowdowns impacting the steel and aluminum industries; (18) fluctuations in exchange rates between the U.S. dollar and other currencies in which New Enviri will conduct business; (19) unforeseen business disruptions in one or more of the many countries in which New Enviri will operate due to changes in economic conditions, changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards and amounts; political instability, civil disobedience, armed hostilities, public health issues or other calamities; (20) liability for and implementation of environmental remediation matters; (21) product liability and warranty claims associated with the New Enviri’s operations; (22) New Enviri’s ability to comply with financial covenants and obligations to financial counterparties; (23) the outstanding indebtedness and exposure to derivative financial instruments to which New Enviri will be subject that may be impacted by, among other factors, changes in interest rates; (24) tax liabilities and changes in tax laws; (25) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in New Enviri’s pension plans and the accounting for pension assets, liabilities and expenses; and (26) risk and uncertainty associated with intangible assets; and the other risk factors listed from time to time in the Corporation’s SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors” of the Corporation’s most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission. The Corporation cautions that these factors may not be exhaustive and that many of these factors are beyond the Corporation’s ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results.

All forward-looking statements attributable to the Corporation or New Enviri, or persons acting on their behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and the Corporation and New Enviri do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Corporation or New Enviri updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, the Corporation and New Enviri will be filing documents with the SEC, including preliminary and definitive proxy statements of the Corporation relating to the proposed transaction and a registration statement relating to the shares of New Enviri. The definitive proxy statement will be mailed to the Corporation’s stockholders in connection with the proposed acquisition. This Current Report on Form 8-K is not a substitute for the proxy statement, the registration statement or any other document that may be filed by the Corporation or New Enviri with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Corporation’s stockholder meeting to approve the proposed transaction should be made only on the basis of the information contained in the Corporation’s proxy statement and documents incorporated by reference therein. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Corporation’s website at www.enviri.com.

Participants in the Solicitation

The Corporation, its directors and certain of its respective executive officers may be deemed to be participants in the solicitation of proxies from stockholders of the Corporation in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Corporation and other persons who may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed with the SEC by the Corporation related to the proposed transaction. Information about the directors and executive officers of the Corporation and their ownership of shares of Corporation common stock and other securities of the Corporation can be found in the sections entitled “Non-Employee Director Compensation”, “Share Ownership of Directors, Management and Certain Beneficial Owners”, “Compensation Discussion & Analysis”, “Discussion and Analysis of 2024 Compensation”, “Termination or Change of Control Arrangements”, “Equity Compensation Plan Information as of December 31, 2024” included in the Corporation’s proxy statement in connection with its 2025 Annual Meeting of Stockholders, filed with the SEC on March 12, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by the Corporation’s directors and executive officers; and in other documents subsequently filed by the Corporation with the SEC. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Corporation’s website at www.enviri.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1*	Separation Agreement, dated as of November 20, 2025, by and among Enviri Corporation, CLEH, Inc., Veolia Environnement S.A., and Enviri II Corporation.

2.2*	Agreement and Plan of Merger, dated as of November 20, 2025, by and among Enviri Corporation, CLEH, Inc., Enviri LLC, Veolia Environnement S.A., and Liberty Merger Sub Inc.

99.1	Press release, issued on November 21, 2025.

99.2	Investor Presentation, issued on November 21, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Corporation agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviri Corporation

Date: November 21, 2025	/s/ TOM VADAKETH
Tom Vadaketh
Senior Vice President and Chief Financial Officer